UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 524-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Chipotle Mexican Grill, Inc. (“Chipotle”) held its 2020 annual meeting of shareholders on May 19, 2020, and there were 24,903,082 shares of common stock represented in person or by proxy at the meeting. The final voting results for each proposal are set forth below.

1.	The shareholders elected seven directors, with each director elected to serve a one-year term. The votes regarding this proposal were as follows, and there were 2,037,770 broker non-votes:

DIRECTOR NOMINEE	FOR	WITHHELD
Albert Baldocchi	22,028,442	836,870
Patricia Fili-Krushel	22,697,543	167,769
Neil Flanzraich	21,917,227	948,085
Robin Hickenlooper	22,477,447	387,865
Scott Maw	22,817,257	48,055
Ali Namvar	22,562,874	302,438
Brian Niccol	21,900,991	964,321

2.	The shareholders approved, on an advisory basis, Chipotle’s executive compensation as disclosed in our proxy statement. The votes regarding this proposal were as follows, and there were 2,037,770 broker non-votes:

FOR	AGAINST	ABSTAIN
21,795,290	1,019,990	50,032

3.	The shareholders ratified the appointment of Ernst & Young LLP as Chipotle’s independent registered public accounting firm for the year ending December 31, 2020. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN
24,146,091	733,038	23,953

4.	A shareholder proposal regarding retention of shares by executive officers. The votes regarding this proposal were as follows, and there were 2,037,770 broker non-votes:

FOR	AGAINST	ABSTAIN
4,731,995	18,089,728	43,589

5.	A shareholder proposal to require an independent Chair of the Board of Directors. The votes regarding this proposal were as follows, and there were 2,037,770 broker non-votes:

FOR	AGAINST	ABSTAIN
10,148,032	12,697,526	19,754

6.	A shareholder proposal requesting a report on arbitration of employment-related claims. The votes regarding this proposal were as follows, and there were 2,037,770 broker non-votes:

FOR	AGAINST	ABSTAIN
11,552,133	11,098,669	214,510

7.	A shareholder proposal related to action by written consent of the shareholders. The votes regarding this proposal were as follows, and there were 2,073,770 broker non-votes:

FOR	AGAINST	ABSTAIN
9,465,897	13,370,257	29,158

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

May 21, 2020	By:	/s/ Roger Theodoredis
	Name:	Roger Theodoredis
	Title:	General Counsel & Corporate Secretary